united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA       02481

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 781-416-4000

Date of fiscal year end: 10/31

Date of reporting period:10/31/20

Item 1. Reports to Stockholders.

Miller Convertible Bond Fund
Miller Convertible Plus Fund
Miller Intermediate Bond Fund

Annual Report

October 31, 2020

877- 441- 4434
www.MillerFamilyofFunds.com

Investment Advisor
Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street, Suite 310
Wellesley, MA 02481
781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.MillerFamilyofFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fellow Shareholder,

We would like to share an overview of the performance of the Miller mutual funds for the one-year period ending October 31st, 2020 (“the reporting period’). This letter will discuss factors that influenced performance over the last year and will provide an update on the impact Covid-19 is having on our business.

During the reporting period, all share classes of the Miller funds family outperformed the S&P 500 index; and all but one outperformed Bloomberg Barclays US Aggregate Index. Since inception all share classes have outperformed the Bloomberg Barclays US Aggregate Index while most have underperformed the S&P Total Return Index. We would like to remind investors that unlike many of our peers who run “equity-like” convertible strategies, we maintain a fixed income convertible strategy approach with respect to the Miller Convertible Bond Fund and Miller Convertible Plus Fund, purchasing convertible bonds close to par value with low deltas. As a result, we may lag equity performance and our convertible fund peers in long bull markets, but due to our more conservative risk profile, we strive to outperform over full market cycles. Our funds’ performance for the one year ending October 31, 2020 and since inception is:

	One Year Ended	Annualized Since
Miller Convertible Bond Fund	October 31, 2020	Inception
A shares (MCFAX.LW)	12.33%	6.03% (12/27/07)
I shares (MCIFX)	12.93%	6.59% (12/27/07)
C shares (MCFCX)	11.68%	6.28% (12/01/09)

		Annualized Since
Miller Convertible Plus Fund		Inception
I shares (MCPIX)	14.54%	8.17% (12/31/14)

		Annualized Since
Miller Intermediate Bond Fund		Inception
I shares (MIFIX)	7.45%	4.87% (12/31/14)

The funds’ total assets under management for the period ended 10/31/2020 were as follows:

Miller Convertible Bond Fund	$731,576,880
Miller Convertible Plus Fund	$118,942,682
Miller Intermediate Bond Fund	$76,558,389

Convertible Bond Market Review

For the year ending October 31, 2020, the Bloomberg Barclays US Aggregate Bond Index was up 6.19% while the S&P Total Return Index was up 9.71%. Convertible bond market performance was helped by the strength of underlying equities, low interest rates and higher market volatility. Slightly wider credit spreads partially offset gains attributable to the previously mentioned factors. Note the following definitions:

●	The Bloomberg/Barclays US Aggregate Bond Index represents most investment grade bonds traded in the United States

●	The S&P 500 Total Return Index is a cap-weighted index of 500 common stocks and is regarded as a leading proxy for the US stock market

●	A credit spread is the difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality

Please note: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The fiscal year beginning November, 2019 and first two months of 2020 were relatively calm without any indication of the heightened volatility to follow. Equities continued to trend higher with the S&P 500 Total Return Index reaching an all-time in February. Following the outbreak of the Covid-19 virus in late February, financial markets abruptly pivoted and entered a state of panic. Uncertainty surrounding a global shutdown, rapid spread of the pandemic, collapse of energy prices, unprecedented unemployment, and little to no earnings visibility caused equities to plummet with stocks quickly entering a bear market. Fortunately, the U.S. government provided both monetary and fiscal relief in response exceeding the stimulus of 2008. The Federal Reserve cut the Federal Funds rate from a range of 1.50%-1.75% in February to 0.00%-0.25% in April. The $2.2 trillion CARES Act was passed by Congress in March to provide economic relief to workers and businesses. Equities responded favorably by re-entering bull market territory with the S&P Total Return trading at another all-time high in September.

Trading in other markets was also dramatically impacted by the pandemic. U.S. 10-year Treasury bond yields which had been trading at 1.80% in November, 2019 plunged to 0.54% by March, 2020. The VIX, a measure of short-term equity volatility, traded as low as 12 in November but jumped to 82 in March and closed the fiscal year at 38. Credit spreads widened significantly, most notably in the high yield market.

High yield spreads widened to almost 1100 bps in March before closing out 100 bps wider by the end of the reporting period than the year’s opening level of 400 bps. Investment grade credit spreads opened and closed the reporting period around 140 bps but widened to north of 300 bps during the year. The large moves in high yield credit spreads played a substantial factor in the attribution of convertible returns. High yield convertibles returned 61% during the reporting period whereas investment grade convertibles returned less than 1% during the reporting period. year. The new issue convertible market was very robust with issuance increasing 65% over the same period last year resulting in issuance volumes not seen since 2008.

Miller Convertible Bond Fund

During the reporting period, the Miller Convertible Bond Fund outperformed the S&P 500 Total Return Index and the Bloomberg Barclays US Aggregate Bond Index. The fund’s overweight positions in materials and healthcare contributed to outperformance versus the S&P 500 Total Return Index. The combination of lower rates, increased volatility, and higher stock prices led to the fund’s outperformance compared to the Bloomberg Barclays US Aggregate Bond Index.

The fund’s position in Apple Inc (2.4% weight) produced a gain of 62% for that position. On the negative side, the fund’s position in CorEnergy Infrastructure (.50% weight) resulted in a 25% loss for that position.

The fund remains well diversified with 83 positions, the largest which accounts for 3.18% of assets. The March selloff created severe market volatility and the Fund’s largest drawdown, or peak to trough decline, was 11.27% for the reporting period.

Miller Convertible Plus Fund

The Miller Convertible Plus Fund also outperformed both the Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Total Return Index for the reporting period. The fund’s overweight positions in technology and healthcare helped performance. Similar to the Miller Convertible Fund, lower interest rates, higher volatility and higher stock prices led to outperformance versus the Bloomberg Barclays US Aggregate Bond Index for the reporting period.

The Miller Convertible Plus Fund’s top performing position was Enphase Energy (3.7% weight) which returned 108%. The Fund’s worst position was in CorEnergy (.97% weight) which resulted in a 24% loss for that position.

The fund is diversified with 52 positions. Jazz Pharmaceuticals is the largest holding representing 3.98% of the fund’s assets. The Miller Convertible Plus Fund is often the most volatile in the Miller family of funds because of leverage. During the reporting period, the largest drawdown in the Miller Convertible Plus Fund was 16.89%.

Miller Intermediate Bond Fund

The Miller Intermediate Bond Fund outperformed the S&P 500 Total Return Index for the reporting period, but underperformed the Bloomberg Barclays US Aggregate Bond Index. Overweight exposure to healthcare led to outperformance versus the S&P 500 Total Return Index for the reporting period. In a period of falling rates, the fund’s shorter duration led to it underperforming relative to the Bloomberg Barclays US Aggregate Bond Index.

The Intermediate Bond Fund’s best performing position was Apple Inc (1.83% weight) which returned 62% for that position. The Fund’s worst performing position was MFA Financial (.62% weight) which lost 30%.

The Intermediate Bond Fund has 51 positions. Smart Global Holdings is the largest position representing 2.98% of the fund’s assets. The fund’s largest drawdown during the reporting period was 10.93%.

Convertible Bond Strategy Review

We remain committed to the same strategy we have utilized since our company was founded in 1991. It is important to note that we do not change our investment strategy regardless of what the current investment climate is. When investing in convertibles we only buy convertible bonds and notes (no convertible preferreds, mandatory preferreds, or other convertible structures) which typically offer the return of the majority of principal within seven years of issuance. Before making an investment, we perform a thorough analysis of a company’s balance sheet and income statement. We seek to invest in profitable companies and avoid companies with unsafe debt loads. While we usually invest with the idea of holding bonds until the next liquidity date (maturity, put or call), we consider selling or reducing our exposure if one of the following scenarios occur:

●	An issuer’s credit quality deteriorates

●	The bond loses its favorable risk/reward characteristics due to price appreciation

●	We perceive an opportunity to increase portfolio diversification

●	We believe more attractive investments are available.

Because one of our key risk management practices involves careful limits on prices we pay, we tend not to purchase convertibles that trade at prices substantially above par and thus have significantly negative yields to the next liquidity date. This discipline often results in the elimination of some of the most equity-sensitive convertibles. As a result, our performance tends to lag broader equity indices in rising markets but tends to decline less in falling stock markets. Our holdings span the convertible market, from investment-grade to small-cap, with a broad distribution of industries represented. Many of our rated convertible bonds are investment grade, although a large percentage of the bonds are not rated.

New Issuance

As previously mentioned, primary issuance flourished over the reporting period with the volume of new issues approaching all-time records. Increased volatility, higher equity prices and lower interest rates were an ideal environment for companies to issue convertibles. About $86 billion of new paper came to market over the last year representing new sectors and helping to diversify the convertible bond market. Below is a sampling of some of the new issues that met the strategy’s rigid criteria and found their way into various portfolios (weightings as of October 31st 2020):

●	Hannon Armstrong Sustainable Infrastructure Capital (2.85% weight), a REIT which provides financing to the energy efficiency and renewable energy markets

●	Smart Global Holdings (3.54% weight), a provider of computer memory for desktops, notebooks, servers and smartphones

●	PET IQ (2.36% weight), a producer of health and wellness products for dogs and cats

ICE Bank of America All Yield Alternatives US Convertibles Index (VYLD)

We are pleased to announce that effective January 1, 2021 we are changing the benchmarks of the Miller Convertible Bond Fund and the Miller Convertible Plus Fund to the ICE BofA All Yield Alternatives US Convertibles Index (VYLD). Similar to the Miller Convertible Bond Fund’s convertible bond strategy, the VYLD is a subset of the ICE BofA US Convertible Index and includes convertible securities with a delta less than 0.4. Delta is the measure of the change in a convertible bond’s price given a change in the underlying stock. Given the Funds’ correlation to this index, we believe the VYLD is a more suitable convertible bond index to benchmark to our convertible bond mutual funds.

Covid-19

The Covid-19 pandemic has wreaked havoc on many industries over the past eight months, but fortunately the financial services sector has been relatively spared. Due to the ability of financial service professionals to work from home, the industry has remained strong. As the year progressed, Wellesley Asset Management’s employees (approximately 25%) have returned to the office. For those working from home, Wellesley Asset Management utilizes video conferencing to foster team collaboration. Outside vendors such as our fund administrator, trading counterparties and other service providers have remained fully functional and we have not experienced any business disruptions because of Covid-19. We look forward to continuing to provide best in class service during these difficult times.

Summary

Early in the year, the outbreak of the global pandemic led to unprecedented volatility in the financial markets. Fortunately, it appears that we are much closer to a Covid-19 vaccine, and like many historical events, have become better able to navigate the crisis. Companies have learned to adapt, become more efficient and figure things out. Further, governmental agencies both from a fiscal and monetary perspective seem capable and hopefully willing to provide support if needed. As the fiscal year closes, we are cognizant of two trends that have historically been tailwinds for convertible performance – elevated levels of volatility and rising interest rates – and their juxtaposition with what many believe to be an excessively valued equity market. Looking beyond the pandemic and the elections, company fundamentals and rigorous analysis will once again matter with market participants becoming far more discerning in their investment selections.

For more detailed and timely information on our funds and Wellesley Asset Management, please visit our website at www.wellesleyassetmanagement.com where you can access quarterly commentaries and fund fact sheets. In conclusion, we hope you and your loved ones are healthy and safe during these challenging times. As always, we thank you for your continued trust and confidence in our management. We look forward to helping you achieve your future goals.

Sincerely,

Greg Miller, Portfolio Manager
Michael Miller, Portfolio Manager

For Professional Use Only

Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest risk, and common stocks. A portion of the Fund’s convertible securities may be rated below investment grade. Exchangeable and synthetic convertible securities may be more volatile and less liquid than traditional convertible securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Lower rated fixed-income securities are subject to greater risk of loss of income and principal than higher-rated securities. The prices of lower rated bonds are likely to be more sensitive to adverse economic changes or individual corporate developments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Miller Convertible Bond Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 781-416-4000. The prospectus should be read carefully before investing. The Miller Convertible Bond Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Wellesley Asset Management, Inc. and Northern Lights Distributors, LLC are not affiliated entities.

There is no assurance that the Fund will achieve its investment objective

Past Performance is not indicative of future returns.

2376-NLD-12/2/2020

DB12022020-1-437

Miller Convertible Bond Fund
GROWTH OF A $10,000 INVESTMENT (Unaudited)
For Periods Ending October 31, 2020

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,983
$16,568
$14,177
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
Miller Convertible Bond Fund - Class A with maximum sales load of 5.75%, ending value $16,983
Bloomberg Barclays U.S. Aggregate Bond Index, ending value $14,177
ICE BofA All Yield Alternatives US Convertibles Index ending value $16,568

Miller Convertible Bond Fund
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
For Periods Ending October 31, 2020

Total Returns as of October 31, 2020
		Annualized
				Since Inception *	Since Inception **
	One Year	Five Years	Ten Years	(Class A and I)	(Class C)
Miller Convertible Bond Fund:
Class A, without sales charge	12.33%	5.90%	6.06%	6.03%	—
Class A, with sales charge of 5.75%	5.84%	4.65%	5.44%	5.54%	—
Class I	12.93%	6.41%	6.60%	6.59%	—
Class C	11.68%	5.34%	5.53%	—	6.28%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%	4.34%	3.88%
ICE BofA All Yield Alternatives US Convertibles Index	6.47%	6.21%	5.18%	5.28%	5.93%

*	Class A and Class I shares commenced operations on December 27, 2007.

**	Class C shares commenced operations on December 1, 2009.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The ICE BofA All Yield Alternatives US Convertibles Index tracks the performance of U.S. dollar denominated convertible debt.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions and the payment of the maximum 5.75% sales charge. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2020, including the indirect expenses of underlying funds, are 1.47%, 0.97%, and 1.97% for Class A shares, Class I shares, and Class C shares, respectively. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Convertible Plus Fund
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2020

Total Returns as of October 31, 2020
		Annualized
	One Year	Five Years	Since Inception*
Miller Convertible Plus Fund:
Class I	14.54%	8.33%	8.17%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.69%
ICE BofA All Yield Alternatives US Convertibles Index	6.47%	6.21%	4.60%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The ICE BofA All Yield Alternatives US Convertibles Index tracks the performance of U.S. dollar denominated convertible debt.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2020, including the indirect expenses of underlying funds, is 3.61% for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Intermediate Bond Fund
GROWTH OF A $1,000,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2020

$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$1,319,717
$1,300,233
$1,235,342
12/31/2014
10/31/2015
10/31/2016
10/31/2017
10/31/2018
10/31/2019
10/31/2020
Miller Intermediate Bond Fund - Class I, ending value $1,319,717
Bloomberg Barclays U.S. Aggregate Bond Index, ending value $1,235,342
ICE BofA All Yield Alternatives US Convertibles Index ending value $1,300,233

Total Returns as of October 31, 2020
		Annualized
	One Year	Five Years	Since Inception*
Miller Intermediate Bond Fund:
Class I	7.45%	4.89%	4.87%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.69%
ICE BofA All Yield Alternatives US Convertibles Index	6.47%	6.21%	4.60%

*	Class I shares commenced operations on December 31, 2014.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

The ICE BofA All Yield Alternatives US Convertibles Index tracks the performance of U.S. dollar denominated convertible debt.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions and . Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived a portion of its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated March 1, 2020, including indirect expenses of underlying funds, is 1.20% for Class I shares. For performance information current to the most recent month-end, please call 877-441-4434.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2020

	Principal
Security	Amount	Interest Rate (%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 91.74%
AEROSPACE/DEFENSE - 0.41%
Kaman Corp.	$3,000,000	3.2500		5/1/2024	$3,000,391

ASSET MANAGEMENT - 0.06%
Ares Capital Corp.	100,000	3.7500		2/1/2022	100,800
Ares Capital Corp.	100,000	4.6250		3/1/2024	104,130
Goldman Sachs BDC, Inc.	100,000	4.5000		4/1/2022	102,000
Sixth Street Specialty Lending, Inc.	100,000	4.5000		8/1/2022	102,958
					409,888
BASIC & DIVERSIFIED CHEMICALS - 2.44%
Dow, Inc. - Bank of America Finance LLC Synthetic	17,300,000	2.6410	**	6/18/2024	17,844,950

BIOTECH & PHARMA - 16.77%
BioMarin Pharmaceutical, Inc.	100,000	0.5990		8/1/2024	103,125
BioMarin Pharmaceutical, Inc. - 144A	20,000,000	1.2500		5/15/2027	19,325,000
Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC Synthetic	18,000,000	2.3100	**	11/1/2024	19,040,400
Jazz Investments I Ltd.	18,000,000	1.5000		8/15/2024	18,436,898
Jazz Investments I Ltd. - 144A	1,000,000	2.0000		6/15/2026	1,201,268
Johnson & Johnson Co. - Citigroup Global Markets Holdings, Inc. Synthetic	15,200,000	1.7920	**	6/30/2027	14,744,000
Johnson & Johnson Co. - Citigroup Global Markets Holdings, Inc. Synthetic	7,010,000	1.5470	**	10/25/2027	6,795,494
Ligand Pharmaceuticals, Inc.	100,000	0.7500		5/15/2023	91,685
Merck & Co. - Credit Suisse AG Synthetic	9,400,000	1.2420	**	9/24/2027	9,118,940
Merck & Co. - Credit Suisse AG Synthetic	12,000,000	1.2420	**	9/24/2027	11,641,200
Pacira BioSciences, Inc. - 144A	18,000,000	0.7500		8/1/2025	18,345,565
Pacira BioSciences, Inc.	100,000	2.3750		4/1/2022	109,236
Supernus Pharmaceuticals, Inc.	4,000,000	0.6250		4/1/2023	3,714,913
					122,667,724
CABLE & SATELLITE - 1.48%
Charter Communications, Inc. - Bank of America Finance LLC Synthetic	100,000	1.770	**	9/1/2022	112,800
Charter Communications, Inc. - Liberty Broadband Corp. Synthetic - 144A	10,000,000	3.7500	**	9/30/2050	10,749,197
					10,861,997
CONSUMER SERVICES - 3.94%
Chegg, Inc. - 144A	13,000,000	0.0000	***	9/1/2026	13,178,393
K12, Inc. - 144A	19,000,000	1.1250		9/1/2027	15,643,635
					28,822,028
ELECTRIC UTILITIES - 0.14%
NRG Energy, Inc.	1,000,000	2.7500		6/1/2048	1,045,000

ELECTRICAL EQUIPMENT - 5.07%
OSI Systems, Inc.	15,000,000	1.2500		9/1/2022	15,243,663
SMART Global Holdings, Inc. - 144A	24,000,000	2.2500		2/15/2026	21,876,955
					37,120,618
FOOD - 0.91%
The Kraft Heinz Co. - Citigroup Global Markets Holdings, Inc. Synthetic	7,000,000	1.7920	**	6/30/2027	6,652,800

INSTITUTIONAL FINANCIAL SERVICES - 0.92%
Cowen, Inc.	5,000,000	3.0000		12/15/2022	6,613,499
Voya Financial, Inc. - Bank of America Finance LLC Synthetic	100,000	3.1425	**	5/1/2023	99,597
					6,713,096
INSURANCE - 0.55%
HCI Group, Inc.	4,000,000	4.2500		3/1/2037	3,988,275

INTERNET MEDIA & SERVICES- 4.64%
Amazon.com, Inc.- JPMorgan Chase Financial Co., LLC Synthetic	14,500,000	3.5900	**	4/21/2023	21,565,850
Google, Inc. - Bank of America Finance LLC Synthetic	10,000,000	3.6400	**	9/28/2023	12,299,000
Twitter, Inc.	100,000	0.2500		6/15/2024	109,430
					33,974,280
LEISURE FACILITIES & SERVICES - 2.68%
McDonald’s Corp. - Credit Suisse AG Synthetic	18,400,000	1.9200	**	5/28/2027	19,608,880

LEISURE PRODUCTS - 5.82%
Callaway Golf Co. - 144A	10,000,000	2.7500		5/1/2026	11,987,500
D.R. Horton, Inc. - Barclays Bank PLC Synthetic	14,500,000	3.8900	**	9/26/2023	20,234,750
Winnebago Industries, Inc. - 144A	10,000,000	1.5000		4/1/2025	10,338,000
					42,560,250
MEDICAL EQUIPMENT & DEVICES - 1.93%
Varex Imaging Corp. - 144A	14,720,000	4.0000		6/1/2025	14,093,164

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020

	Principal
Security	Amount	Interest Rate (%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 91.74% (Continued)
METALS & MINING - 4.15%
Livent Corp. - 144A	$5,000,000	4.1250		7/15/2025	$7,278,125
Newmont Mining Corp. - Barclays Bank PLC Synthetic	14,000,000	3.9200	**	10/30/2023	23,091,600
					30,369,725
OIL & GAS - 2.49%
Exxon Mobil Corp. - Citigroup Global Markets Holdings, Inc. Synthetic	100,000	2.6320	**	12/23/2026	91,680
Exxon Mobil Corp. - Credit Suisse AG Synthetic	17,000,000	2.6886	**	4/21/2025	16,933,700
PDC Energy, Inc.	100,000	1.1250		9/15/2021	96,782
Pioneer Natural Resources Co. - 144A	1,000,000	0.2500		5/15/2025	1,070,383
					18,192,545
REITS - 4.60%
CorEnergy Infrastructure Trust, Inc.	5,000,000	5.8750		8/15/2025	3,675,858
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,000,000	0.0000	***	8/15/2023	17,706,012
IIP Operating Partnership, LP - 144A	6,675,000	3.7500		2/21/2024	12,285,129
					33,666,999
RENEWABLE ENERGY - 0.02%
SolarEdge Technologies, Inc. - 144A	100,000	0.0000	***	9/15/2025	123,100

RETAIL - DISCRETIONARY - 2.02%
PetIQ, Inc. - 144A	12,000,000	4.0000		6/1/2026	14,767,200

SEMICONDUCTORS - 2.73%
Nova Measuring Instruments Ltd. - 144A	100,000	0.0000	***	10/15/2025	100,805
ON Semiconductor Corp.	100,000	1.6250		10/15/2023	142,742
Silicon Laboratories, Inc. - 144A	100,000	0.6250		6/15/2025	111,688
Vishay Intertechnology, Inc.	20,000,000	2.2500		6/15/2025	19,587,500
					19,942,735
SOFTWARE - 6.66%
Akamai Technologies, Inc.	1,000,000	0.1250		5/1/2025	1,173,125
Akamai Technologies, Inc.	5,000,000	0.3750		9/1/2027	5,356,250
Alteryx, Inc.	3,000,000	1.0000		8/1/2026	3,136,875
Microsoft Corp. - Morgan Stanley Finance, LLC. Synthetic	10,000,000	2.3773	**	10/25/2024	12,680,500
Nice Ltd. - 144A	14,000,000	0.0000	***	9/15/2025	14,324,614
Omnicell, Inc. - 144A	11,000,000	0.2500		9/15/2025	12,069,155
					48,740,519
SPECIALTY FINANCE - 2.23%
EZCORP, Inc.	17,100,000	2.3750		5/1/2025	13,079,703
Granite Point Mortgage Trust, Inc. - 144A	3,000,000	5.6250		12/1/2022	2,883,477
Granite Point Mortgage Trust, Inc.	100,000	6.3750		10/1/2023	91,313
MFA Financial, Inc.	100,000	6.2500		6/15/2024	95,193
PRA Group, Inc.	100,000	3.5000		6/1/2023	101,858
Redwood Trust, Inc.	100,000	4.7500		8/15/2023	92,162
					16,343,706
TECHNOLOGY HARDWARE - 7.68%
Apple, Inc. - JP Morgan Chase Financial Co. LLC Synthetic	10,000,000	3.8700	**	10/16/2023	17,502,000
InterDigital, Inc.	20,000,000	2.0000		6/1/2024	20,514,406
Knowles Corp.	100,000	3.2500		11/1/2021	105,007
Lumentum Holdings, Inc. - 144A	16,000,000	0.5000		12/15/2026	18,035,190
					56,156,603
TECHNOLOGY SERVICES - 7.05%
Euronet Worldwide, Inc.	15,000,000	0.7500		3/15/2049	14,465,625
Insight Enterprises, Inc.	18,000,000	0.7500		2/15/2025	18,436,973
Parsons Corp. - 144A	18,000,000	0.2500		8/15/2025	17,595,558
Square, Inc. - 144A	720,000	0.1250		3/1/2025	1,059,992
					51,558,148
TRANSPORTATION & LOGISTICS - 2.50%
Air Transport Services Group, Inc.	100,000	1.1250		10/15/2024	111,203
Atlas Air Worldwide Holdings, Inc.	9,000,000	1.8750		6/1/2024	10,708,122
Atlas Air Worldwide Holdings, Inc.	7,000,000	2.2500		6/1/2022	7,511,493
					18,330,818
TRANSPORTATION EQUIPMENT - 1.85%
Greenbrier Cos, Inc.	15,000,000	2.8750		2/1/2024	13,592,173

TOTAL CONVERTIBLE BONDS (Cost - $622,107,306)					671,147,612

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020

Security	Shares	Dividend Rate (%)		Maturity Date	Fair Value
PREFERRED STOCK - 3.54%
SPECIALTY FINANCE - 3.54%
Great Ajax Corp.	574,385	7.2500		4/30/2024	$13,210,855
Ready Capital Corp.	551,914	7.0000		8/15/2023	12,694,022
TOTAL PREFERRED STOCK (Cost - $28,430,007)					25,904,877

	Principal
	Amount	Interest Rate (%)
U.S. TREASURY OBLIGATIONS - 0.89%
United States Treasury Notes	$100,000	0.5000		5/31/2027	99,441
United States Treasury Notes	6,000,000	1.1250		2/28/2027	6,212,813
United States Treasury Notes	100,000	1.3750		1/31/2025	104,500
United States Treasury Notes	100,000	3.7500		7/31/2027	98,492
TOTAL U.S. TREASURY OBLIGATIONS (Cost - $6,546,824)					6,515,246

	Shares
SHORT-TERM INVESTMENTS - 3.49%
MONEY MARKET FUND - 3.49%
Milestone Treasury Obligations Portfolio - Institutional Class	25,527,495	0.0100	+		25,527,495
TOTAL SHORT-TERM INVESTMENTS (Cost - $25,527,495)

TOTAL INVESTMENTS - 99.66% (Cost - $682,611,632)					$729,095,230
OTHER ASSETS LESS LIABILITIES- 0.34%					2,481,650
NET ASSETS - 100.00%					$731,576,880

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2020.

**	Interest rate represents the comparable yield on the contingent payment debt instrument.

***	Non-income producing security.

LLC - Limited Liability Company.

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

PORTFOLIO ANALYSIS
As of October 31, 2020
% of Net
Sector	Assets
Technology	28.74%
Health Care	18.70%
Industrial	15.44%
Consumer Discretionary	15.37%
Financial	7.30%
Real Estate	4.60%
Short-Term Investments	3.49%
Energy	2.50%
Communications	1.50%
Materials	0.99%
U.S. Treasury Obligations	0.89%
Utilities	0.14%
Other Assets Less Liabilities	0.34%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS
October 31, 2020

	Principal	Interest Rate
Security	Amount	(%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 134.82%
AEROSPACE/DEFENSE - 2.52%
Kaman Corp. *	$3,000,000	3.2500		5/1/2024	$3,000,391

BASIC & DIVERSIFIED CHEMICALS - 3.21%
Dow, Inc. - Bank of America Finance LLC Synthetic *	3,700,000	2.641	**	6/18/2024	3,816,550

BIOTECH & PHARMA - 25.33%
BioMarin Pharmaceutical, Inc. -144A *	4,700,000	1.2500		5/15/2027	4,541,375
Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC Synthetic *	3,500,000	2.3100	**	11/1/2024	3,702,300
Jazz Investments I Ltd. *	4,600,000	1.5000		8/15/2024	4,711,652
Johnson & Johnson Co. - Citigroup Global Markets Holdings, Inc. Synthetic *	2,840,000	1.7920	**	6/30/2027	2,754,800
Johnson & Johnson Co. - Citigroup Global Markets Holdings, Inc. Synthetic *	3,200,000	1.5470	**	10/25/2027	3,102,080
Merck & Co. - Credit Suisse AG Synthetic *	1,600,000	1.2420	**	9/24/2027	1,552,160
Merck & Co. - Credit Suisse AG Synthetic *	1,400,000	1.2420	**	9/24/2027	1,358,140
Pacira BioSciences, Inc. - 144A *	4,600,000	0.7500		8/1/2025	4,688,311
Supernus Pharmaceuticals, Inc. *	4,000,000	0.6250		4/1/2023	3,714,913
					30,125,731
CABLE & SATELLITE - 3.61%
Charter Communications, Inc. - Liberty Broadband Corp. Synthetic - 144A *	4,000,000	3.7500	**	9/30/2050	4,299,679

CONSUMER SERVICES - 5.73%
Chegg, Inc. - 144A *	4,000,000	0.0000	***	9/1/2026	4,054,890
K12, Inc. - 144A *	3,350,000	1.2500		9/1/2027	2,758,220
					6,813,110
ELECTRIC UTILITIES - 2.64%
NRG Energy, Inc. *	3,000,000	2.7500		6/1/2048	3,135,000

ELECTRICAL EQUIPMENT - 7.50%
OSI Systems, Inc. *	4,200,000	1.2500		9/1/2022	4,268,226
SMART Global Holdings, Inc. - 144A *	5,100,000	2.2500		2/15/2026	4,648,853
					8,917,079
INSURANCE - 1.26%
HCI Group, Inc. *	1,500,000	4.2500		3/1/2037	1,495,603

INTERNET - 6.35%
Amazon.com, Inc.- JPMorgan Chase Financial Co., LLC Synthetic *	2,600,000	3.5900	**	4/21/2023	3,866,980
Google, Inc. - Bank of America Finance LLC Synthetic *	3,000,000	3.6400	**	9/28/2023	3,689,700
					7,556,680
LEISURE FACILITIES & SERVICES - 3.32%
McDonald’s Corp. - Credit Suisse AG Synthetic *	3,700,000	1.9200	**	5/28/2027	3,943,090

LEISURE PRODUCTS - 6.60%
Callaway Golf Co. *	2,000,000	2.7500		5/1/2026	2,397,500
D.R. Horton, Inc. - Barclays Bank PLC Synthetic *	2,800,000	3.8900	**	9/26/2023	3,907,400
Winnebago Industries, Inc. - 144A *	1,500,000	1.5000		4/1/2025	1,550,700
					7,855,600
MEDICAL EQUIPMENT & DEVICES - 3.46%
Varex Imaging Corp. - 144A *	4,300,000	4.0000		6/1/2025	4,116,889

METALS & MINING - 4.17%
Livent Corp. -144A *	800,000	4.1250		7/15/2025	1,164,500
Newmont Mining Corp. - Barclays Bank PLC Synthetic *	2,300,000	3.9200	**	10/30/2023	3,793,620
					4,958,120
OIL & GAS - 3.60%
Exxon Mobil Corp. - Credit Suisse AG Synthetic *	4,300,000	2.6886	**	4/21/2025	4,283,230

REITS - 3.99%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. *	3,500,000	0.0000	***	8/15/2023	3,645,355
IIP Operating Partnership, LP - 144A *	600,000	3.7500		2/21/2024	1,104,281
					4,749,636
RETAIL DISCRETIONARY - 2.90%
PetIQ, Inc. -144A *	2,800,000	4.0000		6/1/2026	3,445,680

SEMICONDUCTORS - 5.14%
Nova Measuring Instruments Ltd. -144A *	1,500,000	0.0000	***	10/15/2025	1,512,068
Vishay Intertechnology, Inc. *	4,700,000	2.2500		6/15/2025	4,603,062
					6,115,130
SOFTWARE - 13.44%
Akamai Technologies, Inc. *	2,000,000	0.3750		9/1/2027	2,142,500
Alteryx, Inc. *	2,500,000	1.0000		8/1/2026	2,614,063
Microsoft Corp. - Morgan Stanley Finance, LLC. Synthetic *	2,600,000	2.3773	**	10/25/2024	3,296,930
Nice Ltd. - 144A *	4,000,000	0.0000	***	9/15/2025	4,092,747
Omnicell, Inc. - 144A *	3,500,000	0.2500		9/15/2025	3,840,186
					15,986,426

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020

	Principal	Interest Rate
Security	Amount	(%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 134.82% (Continued)
SPECIALTY FINANCE - 1.80%
EZCORP, Inc. *	$1,600,000	2.3750		5/1/2025	$1,223,832
Redwood Trust, Inc. *	1,000,000	4.7500		8/15/2023	921,623
					2,145,455
TECHNOLOGY HARDWARE - 10.53%
Apple, Inc. - JP Morgan Chase Financial Co. LLC Synthetic *	2,000,000	3.8700	**	10/16/2023	3,500,400
Interdigital, Inc. *	4,400,000	2.0000		6/1/2024	4,513,169
Lumentum Holdings, Inc. - 144A *	4,000,000	0.5000		12/15/2026	4,508,797
					12,522,366
TECHNOLOGY SERVICES - 13.19%
Euronet Worldwide, Inc. *	4,300,000	0.7500		3/15/2049	4,146,812
Insight Enterprises, Inc. *	4,000,000	0.7500		2/15/2025	4,097,105
Parsons Corp. - 144A *	4,600,000	0.2500		8/15/2025	4,496,643
Square, Inc. - 144A *	2,000,000	0.1250		3/1/2025	2,944,422
					15,684,982
TRANSPORTATION - 2.90%
Atlas Air Worldwide Holdings, Inc. *	2,000,000	1.8750		6/1/2024	2,379,583
Atlas Air Worldwide Holdings, Inc. *	1,000,000	2.2500		6/1/2022	1,073,070
					3,452,653
TRANSPORTATION EQUIPMENT - 1.63%
Greenbrier Cos, Inc. *	2,135,000	2.8750		2/1/2024	1,934,619

TOTAL CONVERTIBLE BONDS (Cost - $149,091,134)					160,353,699

		Dividend Rate
	Shares	(%)
PREFERRED STOCK - 5.05%
SPECIALTY FINANCE - 5.05%
Great Ajax Corp. *	133,000	7.2500		4/30/2024	3,059,000
Ready Capital Corp. *	128,000	7.0000		8/15/2023	2,944,000
TOTAL PREFERRED STOCK (Cost - $6,530,800)					6,003,000

	Expiration	Contracts	Exercise Price	Notional Amount
OPTIONS PURCHASED *** - 3.22%
PUT OPTIONS PURCHASED - 3.22%
NASDAQ 100 Index	January 2021	22	$11,700	$25,740,000	2,252,360
S&P 500 Index	December 2020	51	3,500	17,850,000	1,428,255
S&P 500 Index	January 2021	5	3,500	1,750,000	146,625
TOTAL OPTIONS PURCHASED (Cost - $3,565,395)					3,827,240

		Interest Rate
	Shares	(%)
SHORT-TERM INVESTMENTS - 0.65%
MONEY MARKET FUND - 0.65%
Milestone Treasury Obligations Portfolio - Institutional Class	779,191	0.0100	+	779,191
TOTAL SHORT-TERM INVESTMENTS (Cost - $779,191)

TOTAL INVESTMENTS - 143.74% (Cost - $159,966,520)				$170,963,130
LIABILITIES IN EXCESS OF OTHER ASSETS - (43.74)%				(52,020,448)
NET ASSETS - 100.0%				$118,942,682

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2020.

LLC - Limited Liability Company.

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

*	All or a portion of this security is segregated as collateral for the Line of Credit as of October 31, 2020 ; total fair value amount of collateral was $166,356,699.

**	Interest rate represents the comparable yield on the contingent payment debt instrument.

***	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020

PORTFOLIO ANALYSIS
As of October 31, 2020
% of Net
Sector	Assets
Technology	48.65%
Health Care	28.79%
Consumer Discretionary	18.55%
Industrial	17.74%
Financial	11.32%
Real Estate	3.99%
Communications	3.61%
Energy	3.60%
Options	3.22%
Utilities	2.64%
Materials	0.98%
Short-Term Investments	0.65%
Liabilities in Excess of Other Assets	(43.74)%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2020

	Principal
Security	Amount	Interest Rate (%)		Maturity Date	Fair Value

CONVERTIBLE BONDS - 92.88%
AEROSPACE/DEFENSE - 2.74%
Kaman Corp.	$2,100,000	3.2500		5/1/2024	$2,100,274

ASSET MANAGEMENT - 2.71%
Ares Capital Corp.	1,000,000	4.6250		3/1/2024	1,041,300
Sixth Street Specialty Lending, Inc.	1,000,000	4.5000		8/1/2022	1,029,584
					2,070,884
BASIC & DIVERSIFIED CHEMICALS - 2.29%
Dow, Inc. - Bank of America Finance LLC Synthetic	1,700,000	2.6410	**	6/18/2024	1,753,550

BIOTECH & PHARMA - 17.15%
BioMarin Pharmaceutical, Inc. -144A	2,000,000	1.2500		5/15/2027	1,932,500
Bristol-Myers Squibb Co. - Wells Fargo Finance, LLC. Synthetic	1,800,000	2.3100	**	11/1/2024	1,904,040
Jazz Investments I, Ltd.	2,200,000	1.5000		8/15/2024	2,253,399
Johnson & Johnson Co. - Citigroup Global Markets Holdings, Inc. Synthetic	1,500,000	1.7920	**	6/30/2027	1,455,000
Johnson & Johnson Co. - Citigroup Global Markets Holdings, Inc. Synthetic	1,000,000	1.5470	**	10/25/2027	969,400
Merck & Co. - Credit Suisse AG Synthetic	1,800,000	1.2420	**	9/24/2027	1,746,180
Pacira BioSciences, Inc. -144A	1,900,000	0.7500		8/1/2025	1,936,476
Supernus Pharmaceuticals, Inc.	1,000,000	0.6250		4/1/2023	928,728
					13,125,723
CABLE & SATELLITE - 2.84%
Charter Communications, Inc. - Bank of America Finance LLC Synthetic	500,000	1.7700	**	9/1/2022	564,000
Charter Communications, Inc. - Liberty Broadband Corp. Synthetic - 144A	1,500,000	3.7500	**	9/30/2050	1,612,380
					2,176,380
CONSUMER SERVICES - 2.33%
Chegg, Inc. - 144A	1,600,000	0.0000	***	9/1/2026	1,621,956
K12, Inc. - 144A	200,000	1.1250		9/1/2027	164,670
					1,786,626
ELECTRIC UTILITIES - 1.36%
NRG Energy, Inc.	1,000,000	2.7500		6/1/2048	1,045,000

ELECTRICAL EQUIPMENT - 5.50%
OSI Systems, Inc.	1,900,000	1.2500		9/1/2022	1,930,864
SMART Global Holdings, Inc. - 144A	2,500,000	2.2500		2/15/2026	2,278,849
					4,209,713
FOOD - 1.24%
The Kraft Heinz Co. - Citigroup Global Markets Holdings, Inc. Synthetic	1,000,000	1.7920	**	6/30/2027	950,400

INSURANCE - 2.21%
HCI Group, Inc.	1,700,000	4.2500		3/1/2037	1,695,017

INTERNET & MEDIA SERVICES - 3.55%
Amazon.com, Inc.- JPMorgan Chase Financial Co., LLC Synthetic	1,000,000	3.5900	**	4/21/2023	1,487,300
Google, Inc. - Bank of America Finance LLC Synthetic	1,000,000	3.6400	**	9/28/2023	1,229,900
					2,717,200
LEISURE FACILITIES & SERVICES - 2.23%
McDonald’s Corp. - Credit Suisse AG Synthetic	1,600,000	1.9200	**	5/28/2027	1,705,120

LEISURE PRODUCTS - 3.26%
Callaway Golf Co. -144A	800,000	2.7500		5/1/2026	959,000
D.R. Horton, Inc. - Barclays Bank PLC Synthetic	1,100,000	3.8900	**	9/26/2023	1,535,050
					2,494,050
MEDICAL EQUIPMENT & DEVICES - 2.50%
Varex Imaging Corp. - 144A	2,000,000	4.0000		6/1/2025	1,914,832

METALS & MINING - 2.59%
Newmont Mining Corp. - Barclays Bank PLC Synthetic	1,200,000	3.9200	**	10/30/2023	1,979,280

OIL & GAS - 1.95%
Exxon Mobil Corp. - Credit Suisse AG Synthetic	1,500,000	2.6886	**	4/21/2025	1,494,150

REITS - 3.55%
CorEnergy Infrastructure Trust, Inc.	1,150,000	5.8750		8/15/2025	845,447
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,800,000	0.0000	***	8/15/2023	1,874,754
					2,720,201
RETAIL DISCRETIONARY - 1.29%
PetIQ, Inc. -144A	800,000	4.0000		6/1/2026	984,480

SEMICONDUCTORS - 4.53%
Nova Measuring Instruments Ltd. -144A	1,500,000	0.0000		10/15/2025	1,512,068
Vishay Intertechnology, Inc.	2,000,000	2.2500		6/15/2025	1,958,750
					3,470,818
SOFTWARE - 6.21%
Alteryx, Inc.	1,600,000	1.0000		8/1/2026	1,673,000
Nice Ltd. - 144A	1,400,000	0.0000	***	9/15/2025	1,432,461
Omnicell, Inc. - 144A	1,500,000	0.2500		9/15/2025	1,645,794
					4,751,255

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2020

	Principal			Maturity
Security	Amount	Interest Rate (%)		Date	Fair Value

CONVERTIBLE BONDS - 92.88% (Continued)
SPECIALTY FINANCE - 3.20%
Granite Point Mortgage Trust, Inc. -144A	$1,875,000	5.6250		12/1/2022	$1,802,173
Redwood Trust, Inc.	700,000	4.7500		8/15/2023	645,136
					2,447,309
TECHNOLOGY HARDWARE - 5.71%
Apple, Inc. - JP Morgan Chase Financial Co. LLC Synthetic	800,000	3.8700	**	10/16/2023	1,400,160
Interdigital, Inc.	1,800,000	2.0000		6/1/2024	1,846,297
Lumentum Holdings, Inc. - 144A	1,000,000	0.5000		12/15/2026	1,127,199
					4,373,656
TECHNOLOGY SERVICES - 7.48%
Euronet Worldwide, Inc.	2,000,000	0.7500		3/15/2049	1,928,750
Insight Enterprises, Inc.	1,700,000	0.7500		2/15/2025	1,741,270
Parsons Corp. - 144A	2,000,000	0.2500		8/15/2025	1,955,062
Visa, Inc. - Barclays Bank PLC Synthetic	100,000	1.2800	**	2/18/2025	105,250
					5,730,332
TRANSPORTATION & LOGISTICS - 1.86%
Atlas Air Worldwide Holdings, Inc.	1,325,000	2.2500		6/1/2022	1,421,818

TRANSPORTATION EQUIPMENT - 2.60%
Greenbrier Cos, Inc.	2,200,000	2.8750		2/1/2024	1,993,519

TOTAL CONVERTIBLE BONDS (Cost - $67,483,220)					71,111,587

	Shares	Dividend Rate (%)
PREFERRED STOCK - 4.51%
SPECIALTY FINANCE - 4.51%
Great Ajax Corp.	70,000	7.2500		4/30/2024	1,610,000
Ready Capital Corp.	80,000	7.0000		8/15/2023	1,840,000
TOTAL PREFERRED STOCK (Cost - $3,754,400)					3,450,000

	Principal
	Amount	Interest Rate (%)
U.S. TREASURY OBLIGATIONS - 2.03%
United States Treasury Notes	$1,500,000	1.1250		2/28/2027	1,553,203
TOTAL U.S. TREASURY OBLIGATIONS (Cost - $1,560,528)

	Shares
SHORT-TERM INVESTMENTS - 0.54%
MONEY MARKET FUND - 0.54%
Milestone Treasury Obligations Portfolio - Institutional Class	410,154	0.0100	+		410,154
TOTAL SHORT-TERM INVESTMENTS (Cost - $410,154)

TOTAL INVESTMENTS - 99.96% (Cost - $73,208,302)					$76,524,944
OTHER ASSETS LESS LIABILITIES - 0.04%					33,445
NET ASSETS - 100.00%					$76,558,389

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2020.

**	Interest rate represents the comparable yield on the contingent payment debt instrument.

***	Non-income producing security.

LLC - Limited Liability Company.

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

PORTFOLIO ANALYSIS
As of October 31, 2020
% of Net
Sector	Assets
Technology	27.49%
Health Care	19.65%
Industrial	17.58%
Financial	12.62%
Consumer Discretionary	10.35%
Real Estate	3.55%
Communications	2.84%
U.S. Treasury Obligations	2.03%
Energy	1.95%
Utilities	1.37%
Short-Term Investments	0.53%
Other Assets Less Liabilities	0.04%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2020

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Assets:
Investments in Securities at Cost	$682,611,632	$159,966,520	$73,208,302
Investments in Securities at Fair Value	$729,095,230	$170,963,130	$76,524,944
Segregated Cash - Collateral for Loan	—	492,738	—
Receivable for Securities Sold	5,630,400	—	—
Receivable for Fund Shares Sold	1,653,446	155,000	50,000
Interest and Dividend Receivable	2,600,441	606,598	357,546
Prepaid Expenses and Other Assets	60,475	17,706	16,003
Total Assets	739,039,992	172,235,172	76,948,493

Liabilities:
Payable for Securities Purchased	6,212,566	—	201,186
Line of Credit Payable	—	53,000,000	—
Accrued Advisory Fees	471,400	187,641	65,263
Interest Payable	—	60,735	—
Accrued Distribution Fees	74,903	—	—
Payable for Fund Shares Redeemed	370,887	—	86,598
Accrued Expenses and Other Liabilities	333,356	44,114	37,057
Total Liabilities	7,463,112	53,292,490	390,104

Net Assets	$731,576,880	$118,942,682	$76,558,389

Composition of Net Assets:
At October 31, 2020, Net Assets consisted of:
Paid-in-Capital	$675,308,698	$105,479,196	$74,485,924
Accumulated Earnings	56,268,182	13,463,486	2,072,465
Net Assets	$731,576,880	$118,942,682	$76,558,389

Net Asset Value Per Share
Class A Shares
Net Assets	$53,384,948
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,874,487
Net Asset Value and Redemption Price per Share	$13.78
Maximum Offering Price Per Share (Includes a Maximum Sales Charge of 5.75%)	$14.62

Class I Shares
Net Assets	$619,010,167	$118,942,682	$76,558,389
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	45,034,746	4,584,788	4,599,768
Net Asset Value, Offering and Redemption Price per Share	$13.75	$25.94	$16.64

Class C Shares
Net Assets	$59,181,765
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	4,337,295
Net Asset Value, Offering and Redemption Price per Share	$13.64

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2020

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Investment Income:
Interest Income	$11,191,710	$2,951,477	$1,889,180
Dividend Income	2,006,923	465,063	293,750
Total Investment Income	13,198,633	3,416,540	2,182,930

Expenses:
Investment Advisory Fees	5,265,652	1,530,244	717,171
Distribution Fees (Class A)	295,579	—	—
Distribution Fees (Class C)	592,365	—	—
Third Party Administrative Services Fees	467,766	37,190	28,915
Administration Fees	269,513	66,540	57,590
Transfer Agent Fees	262,247	30,005	25,127
Trustees’ Fees	188,523	29,766	30,643
Audit Fees	94,344	15,499	13,216
Custodian Fees	92,741	35,013	21,210
Registration and Filing Fees	81,526	36,488	35,833
Legal Fees	56,668	10,268	8,620
Printing Expense	74,713	6,583	9,190
Chief Compliance Officer Fees	41,113	6,478	6,156
Insurance Expense	36,816	9,565	5,512
Interest Expense	—	1,159,010	—
Miscellaneous Expenses	5,527	1,252	1,239
Total Expenses	7,825,093	2,973,901	960,422
Plus (Less): Expenses Recaptured (Fees Waived) by Adviser	—	426,136	(101,168)
Net Expenses	7,825,093	3,400,037	859,254
Net Investment Income	5,373,540	16,503	1,323,676

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	43,411,044	9,572,139	3,402,539
Swaps	453,780	(12,258)	(12,240)
Total Net Realized Gain	43,864,824	9,559,881	3,390,299

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	25,734,048	5,378,925	500,018
Swaps	(126,011)	—	—
Total Net Change in Unrealized Appreciation	25,608,037	5,378,925	500,018
Net Realized and Unrealized Gain on Investments	69,472,861	14,938,806	3,890,317

Net Increase in Net Assets Resulting From Operations	$74,846,401	$14,955,309	$5,213,993

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2020	October 31, 2019
Operations:
Net Investment Income	$5,373,540	$9,581,091
Net Realized Gain (Loss) on Investments and Swaps	43,864,824	(7,389,648)
Net Change in Unrealized Appreciation on Investments and Swaps	25,608,037	37,860,977
Net Increase in Net Assets Resulting From Operations	74,846,401	40,052,420

Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.31 and $0.50 per share, respectively)	(1,415,858)	(3,286,102)
Class I ($0.39 and $0.56 per share, respectively)	(17,950,880)	(31,380,443)
Class C ($0.25 and $0.44 per share, respectively)	(1,163,625)	(2,290,520)
Total Distributions to Shareholders	(20,530,363)	(36,957,065)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	10,866,686	9,713,107
Distributions Reinvested	1,299,096	3,003,584
Cost of Shares Redeemed	(31,912,638)	(36,702,058)
Total Class A Shares	(19,746,856)	(23,985,367)
Class I
Proceeds from Shares Issued	225,951,524	178,448,937
Distributions Reinvested	13,064,107	23,386,473
Cost of Shares Redeemed	(304,816,582)	(385,086,056)
Total Class I Shares	(65,800,951)	(183,250,646)
Class C
Proceeds from Shares Issued	5,184,777	11,490,448
Distributions Reinvested	1,036,425	2,088,491
Cost of Shares Redeemed	(14,327,153)	(17,112,748)
Total Class C Shares	(8,105,951)	(3,533,809)
Total Beneficial Interest Transactions	(93,653,758)	(210,769,822)

Decrease in Net Assets	(39,337,720)	(207,674,467)

Net Assets:
Beginning of Year	770,914,600	978,589,067
End of Year	$731,576,880	$770,914,600

SHARE ACTIVITY
Class A:
Shares Issued	866,118	790,068
Shares Reinvested	100,185	254,157
Shares Redeemed	(2,539,236)	(3,005,150)
Net decrease in shares of beneficial interest outstanding	(1,572,933)	(1,960,925)

Class I:
Shares Issued	17,402,997	14,573,907
Shares Reinvested	1,008,737	1,978,966
Shares Redeemed	(24,392,483)	(31,761,626)
Net decrease in shares of beneficial interest outstanding	(5,980,749)	(15,208,753)

Class C:
Shares Issued	413,651	941,923
Shares Reinvested	79,800	178,583
Shares Redeemed	(1,137,729)	(1,405,032)
Net decrease in shares of beneficial interest outstanding	(644,278)	(284,526)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2020	October 31, 2019
Operations:
Net Investment Income (Loss)	$16,503	$(319,795)
Net Realized Gain (Loss) on Investments and Swaps	9,559,881	(3,241,079)
Net Change in Unrealized Appreciation on Investments and Swaps	5,378,925	10,892,284
Net Increase in Net Assets Resulting From Operations	14,955,309	7,331,410

Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.00 and $1.15 per share, respectively)	—	(51,045)
Class I ($0.42 and $1.24 per share, respectively)	(2,047,227)	(6,734,728)
Class C ($0.00 and $1.06 per share, respectively)	—	(22,598)
Total Distributions to Shareholders	(2,047,227)	(6,808,371)

Beneficial Interest Transactions:
Class A*
Proceeds from Shares Issued	—	394,343
Distributions Reinvested	—	47,399
Transfers to Class I	—	(987,053)
Cost of Shares Redeemed	—	(525,322)
Total Class A Shares	—	(1,070,633)
Class I
Proceeds from Shares Issued	10,921,430	18,774,145
Distributions Reinvested	1,981,817	6,602,961
Transfers from Classes A and C	—	1,237,939
Cost of Shares Redeemed	(24,278,153)	(50,413,563)
Total Class I Shares	(11,374,906)	(23,798,518)
Class C*
Proceeds from Shares Issued	—	10,000
Distributions Reinvested	—	21,215
Transfers to Class I	—	(250,886)
Cost of Shares Redeemed	—	(371,772)
Total Class C Shares	—	(591,443)
Total Beneficial Interest Transactions	(11,374,906)	(25,460,594)

Increase (Decrease) in Net Assets	1,533,176	(24,937,555)

Net Assets:
Beginning of Year	117,409,506	142,347,061
End of Year	$118,942,682	$117,409,506

SHARE ACTIVITY
Class A:*
Shares Issued	—	19,456
Shares Reinvested	—	2,341
Shares Transferred to Class I	—	(42,539)
Shares Redeemed	—	(23,846)
Net decrease in shares of beneficial interest outstanding	—	(44,588)

Class I:
Shares Issued	383,749	836,681
Shares Reinvested	83,256	324,650
Shares Transferred from Classes A and C	53,421	53,421
Shares Redeemed	(1,028,830)	(2,288,489)
Net decrease in shares of beneficial interest outstanding	(508,404)	(1,073,737)

Class C:*
Shares Issued	—	471
Shares Reinvested	—	1,066
Shares Transferred to Class I	—	(10,970)
Shares Redeemed	—	(17,340)
Net decrease in shares of beneficial interest outstanding	—	(26,773)

*	Effective July 12, 2019, Class A and Class C shares were no longer available for purchase.

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2020	October 31, 2019
Operations:
Net Investment Income	$1,323,676	$1,725,461
Net Realized Gain (Loss) on Investments and Swaps	3,390,299	(1,928,639)
Net Change in Unrealized Appreciation on Investments	500,018	5,808,585
Net Increase in Net Assets Resulting From Operations	5,213,993	5,605,407

Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.00 and $0.63 per share, respectively)	—	(21,693)
Class I ($0.62 and $0.75 per share, respectively)	(3,441,879)	(5,289,064)
Class C ($0.00 and $0.53 per share, respectively)	—	(9,617)
Total Distributions to Shareholders	(3,441,879)	(5,320,374)

Capital Share Transactions:
Class A*
Proceeds from Shares Issued	—	738,969
Distributions Reinvested	—	18,353
Transfers to Class I	—	(937,238)
Cost of Shares Redeemed	—	(228,351)
Total Class A Shares	—	(408,267)
Class I
Proceeds from Shares Issued	11,400,206	36,211,904
Distributions Reinvested	3,311,173	5,107,729
Transfers from Classes A and C	—	1,260,622
Cost of Shares Redeemed	(55,817,609)	(35,510,679)
Total Class I Shares	(41,106,230)	7,069,576
Class C*
Proceeds from Shares Issued	—	107,217
Distributions Reinvested	—	9,618
Transfers to Class I	—	(323,384)
Cost of Shares Redeemed	—	(227)
Total Class C Shares	—	(206,776)
Total Beneficial Interest Transactions	(41,106,230)	6,454,533

Increase (Decrease) in Net Assets	(39,334,116)	6,739,566

Net Assets:
Beginning of Year	115,892,505	109,152,939
End of Year	$76,558,389	$115,892,505

SHARE ACTIVITY
Class A:*
Shares Issued	—	47,382
Shares Reinvested	—	1,201
Shares Transferred to Class I	—	(58,646)
Shares Redeemed	—	(14,449)
Net decrease in shares of beneficial interest outstanding	—	(24,512)

Class I:
Shares Issued	620,369	2,286,685
Shares Reinvested	206,290	333,842
Shares Transferred from Classes A and C	78,883	78,883
Shares Redeemed	(3,508,141)	(2,249,546)
Net increase (decrease) in shares of beneficial interest outstanding	(2,602,599)	449,864

Class C:*
Shares Issued	—	6,800
Shares Reinvested	—	630
Shares Transferred to Class I	—	(20,140)
Shares Redeemed	—	(14)
Net decrease in shares of beneficial interest outstanding	—	(12,724)

*	Effective July 12, 2019, Class A and Class C shares were no longer available for purchase.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2020

Cash flows from operating activities:
Net increase in net assets resulting from operations	$14,955,309
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(203,824,806)
Proceeds from sales of investments	219,924,882
Proceeds from short term investments, net	(176,319)
Net realized gain from investments	(9,559,881)
Net change in unrealized appreciation from investments	(5,378,925)
Net accretion of discounts	(483,394)

Changes in assets and liabilities
(Increase)/decrease in assets:
Dividend and interest receivable	285,358
Receivable for securities sold	8,056,201
Prepaid expenses and other assets	9,472
Increase/(decrease) in liabilities:
Interest payable	(578,181)
Accrued advisory fees	15,791
Payable for securities purchased	(9,000,000)
Accrued expenses and other liabilities	6,794
Net cash provided by operating activities	14,252,301

Cash flows from financing activities:
Proceeds from revolving credit line payable to bank	27,000,000
Repayment of borrowings under revolving credit line payable	(30,800,000)
Proceeds from shares sold	10,786,430
Payment on shares redeemed	(24,278,153)
Cash distributions paid	(65,410)
Net cash used in financing activities	(17,357,133)

Net decrease in cash	(3,104,832)
Cash & Restricted Cash at beginning of year	3,597,570
Cash & Restricted Cash at end of year	$492,738

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of:
Reinvestment of dividends	$1,981,817
Interest paid	$1,737,191

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$12.56	$12.42	$13.19	$12.53	$12.15
Increase (decrease) from operations:
Net investment income (a)	0.05	0.10	0.20	0.72	0.28
Net gain (loss) from securities (both realized and unrealized)	1.48	0.54	(0.38)	0.36	0.33
Total from operations	1.53	0.64	(0.18)	1.08	0.61
Distributions to shareholders from:
Net investment income	(0.31)	(0.29)	(0.38)	(0.42)	(0.20)
Net realized gain	—	(0.21)	(0.21)	—	(0.03)
Total distributions	(0.31)	(0.50)	(0.59)	(0.42)	(0.23)
Net Asset Value, End of Year	$13.78	$12.56	$12.42	$13.19	$12.53
Total Return (b)	12.33%	5.37%	(1.50)%	8.72%	5.07%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$53,385	$68,437	$91,985	$109,900	$112,311
Ratio of expenses to average net assets	1.49%	1.47%	1.44%	1.45%	1.49%
Ratio of net investment income to average net assets	0.40%	0.80%	1.53%	5.55%	2.30%
Portfolio turnover rate	94%	81%	107%	79%	46%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$12.55	$12.41	$13.19	$12.53	$12.15
Increase (decrease) from operations:
Net investment income (a)	0.12	0.16	0.27	0.78	0.39
Net gain (loss) from securities (both realized and unrealized)	1.47	0.54	(0.40)	0.36	0.28
Total from operations	1.59	0.70	(0.13)	1.14	0.67
Distributions to shareholders from:
Net investment income	(0.39)	(0.35)	(0.44)	(0.48)	(0.26)
Net realized gain	—	(0.21)	(0.21)	—	(0.03)
Total distributions	(0.39)	(0.56)	(0.65)	(0.48)	(0.29)
Net Asset Value, End of Year	$13.75	$12.55	$12.41	$13.19	$12.53
Total Return (b)	12.93%	5.90%	(1.08)%	9.27%	5.56%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$619,010	$640,466	$821,772	$781,823	$636,200
Ratio of expenses to average net assets	0.99%	0.97%	0.94%	0.95%	0.99%
Ratio of net investment income to average net assets	0.89%	1.30%	2.09%	6.06%	3.21%
Portfolio turnover rate	94%	81%	107%	79%	46%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class C

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$12.45	$12.31	$13.10	$12.45	$12.07
Increase (decrease) from operations:
Net investment income (a)	(0.01)	0.04	0.14	0.65	0.24
Net gain (loss) from securities (both realized and unrealized)	1.45	0.54	(0.39)	0.35	0.31
Total from operations	1.44	0.58	(0.25)	1.00	0.55
Distributions to shareholders from:
Net investment income	(0.25)	(0.23)	(0.33)	(0.35)	(0.14)
Net realized gain	—	(0.21)	(0.21)	—	(0.03)
Total distributions	(0.25)	(0.44)	(0.54)	(0.35)	(0.17)
Net Asset Value, End of Year	$13.64	$12.45	$12.31	$13.10	$12.45
Total Return (b)	11.68%	4.92%	(2.04)%	8.14%	4.50%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$59,182	$62,012	$64,832	$71,406	$70,057
Ratio of expenses to average net assets	1.99%	1.97%	1.94%	1.95%	1.99%
Ratio of net investment income to average net assets	(0.10)%	0.30%	1.06%	5.06%	1.96%
Portfolio turnover rate	94%	81%	107%	79%	46%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sale loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class I

	Year Ended October 31,
	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Year	$23.05		$22.82	$24.30	$22.45	$21.01
Increase from operations:
Net investment income (loss) (a)	0.00	(c)	(0.06)	0.14	1.21	0.45
Net gain (loss) from securities (both realized and unrealized)	3.31		1.53	(0.19)	1.27	1.56
Total from operations	3.31		1.47	(0.05)	2.48	2.01
Distributions to shareholders from:
Net investment income	(0.42)		(0.19)	(0.72)	(0.63)	(0.32)
Net realized gain	—		(1.05)	(0.71)	—	(0.25)
Total distributions	(0.42)		(1.24)	(1.43)	(0.63)	(0.57)
Net Asset Value, End of Year	$25.94		$23.05	$22.82	$24.30	$22.45
Total Return (b)	14.54%		7.16%	(0.32)%	11.16%	9.75%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$118,943		$117,410	$140,726	$136,449	$80,948
Ratio of expenses to average net assets,
before reimbursement	2.96	% (d)	4.75%	4.60%	4.15%	4.11%
net of reimbursement	2.96	% (d), (e)	3.61%	3.46%	4.00%	3.62%
Ratio of net investment income (loss) to average net assets	0.01%		(0.26)%	0.60%	5.11%	2.10%
Portfolio turnover rate	127%		110%	141%	122%	81%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Amount is less than $0.005 per share.

(d)	Ratio of expenses to average net assets includes borrowing costs not subject to the Expense Limitation Agreement as described in Note 3. Borrowing costs represented 1.01% of average net assets.

(e)	Ratio includes expense recapture of prior years’ expense waivers/reimbursements in accordance with the Expense Limitation Agreement as described in Note 3. Recapture of prior years’ expense waivers/reimbursements represented .37% of average net assets.

The accompanying notes are an integral part of the financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class I

	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$16.09	$16.08	$16.55	$16.21	$15.47
Increase from operations:
Net investment income (a)	0.24	0.24	0.30	0.62	0.31
Net gain (loss) from securities (both realized and unrealized)	0.93	0.52	(0.14)	0.08	0.72
Total from operations	1.17	0.76	0.16	0.70	1.03
Distributions to shareholders from:
Net investment income	(0.62)	(0.29)	(0.38)	(0.36)	(0.20)
Net realized gain	—	(0.46)	(0.25)	—	(0.09)
Total distributions	(0.62)	(0.75)	(0.63)	(0.36)	(0.29)
Net Asset Value, End of Year	$16.64	$16.09	$16.08	$16.55	$16.21
Total Return (b)	7.45%	5.08%	0.96%	4.34%	6.76%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$76,558	$115,893	$108,554	$147,539	$101,923
Ratio of expenses to average net assets,
before reimbursement/recapture	1.06%	1.20%	1.17%	1.18%	1.51%
net of reimbursement/recapture	0.95%	1.02%	1.05%	1.25%	1.25%
Ratio of net investment income to average net assets	1.46%	1.54%	1.85%	3.78%	2.00%
Portfolio turnover rate	106%	77%	98%	83%	40%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

The accompanying notes are an integral part of the financial statements.

Miller Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2020

1.	ORGANIZATION

The Miller Convertible Bond Fund (the “Convertible Bond Fund”), the Miller Convertible Plus Fund (the “Convertible Plus Fund”), and Miller Intermediate Bond Fund (the “Intermediate Bond Fund”) referred to collectively, as the “Funds”, are separate series of the Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. Convertible Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. Convertible Plus Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. Intermediate Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital.

The Convertible Bond Fund currently offers Class A, Class I and Class C shares of which Class A and Class I shares commenced operations on December 27, 2007 and Class C shares commenced operations on December 1, 2009. Convertible Plus Fund and Intermediate Bond Fund currently offer only Class I shares which commenced operations on December 31, 2014. On July 13, 2019, $987,053 and 42,539 shares of Class A and $250,886 and 10,970 shares of Class C shares of the Convertible Plus Fund were converted into 53,421 Class I shares of Convertible Plus Fund, and $937,238 and 58,646 shares of Class A and $323,384 and 20,140 shares of Class C of the Intermediate Bond Fund were converted into 78,883 Class I shares of Intermediate Bond Fund. Prior to July 13, 2019, the Convertible Plus Fund and Intermediate Bond Fund offered three classes of shares designated as Class A, Class C and Class I. Class A and Class C shares of the Convertible Plus Fund and Intermediate Bond Fund are no longer available for purchase. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Wellesley Asset Management, Inc. serves as the Funds’ investment adviser (the “Adviser”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a sale price, at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities and long-term U.S. Treasury obligations (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker or counterparty in/to the securities and based on

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt obligations that mature in 60 days or less, at the time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Investments in open-end investment companies are valued at net asset value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by a Fair Valuation Committee in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) adopted by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2020 for the Funds’ assets and liabilities measured at fair value:

Convertible Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$671,147,612	$—	$671,147,612
Preferred Stock*	25,904,877	—	—	25,904,877
U.S. Treasury Obligations	—	6,515,246	—	6,515,246
Short-Term Investments	25,527,495	—	—	25,527,495
Total Investments in Securities	$51,432,372	$677,662,858	$—	$729,095,230

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

Convertible Plus Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$160,353,699	$—	$160,353,699
Preferred Stock*	6,003,000	—	—	6,003,000
Short-Term Investments	779,191	—	—	779,191
Option Contracts Purchased	—	3,827,240	—	3,827,240
Total Investments in Securities	$6,782,191	$164,180,939	$—	$170,963,130

Intermediate Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$71,111,587	$—	$71,111,587
Preferred Stock*	3,450,000	—	—	3,450,000
U.S. Treasury Obligations	—	1,553,203	—	1,553,203
Short-Term Investments	410,154	—	—	410,154
Total Investments in Securities	$3,860,154	$72,664,790	$—	$76,524,944

*	Please refer to the Schedule of Investments for industry classifications.

Synthetic Convertible Bond Risk – Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

The Funds invest in synthetic convertible bonds which may be packaged by investment banks and brokerage firms. Synthetic convertible bonds include structured equity linked products that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds. The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes. Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes). Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value. Synthetic convertible bonds held by the Funds are contingent payment debt instruments that accrue interest income at the stated coupon rate for book purposes but at the comparable yield for tax purposes.

Leverage Risk – The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Convertible Plus Fund and make the Convertible Plus Fund’s share price more volatile and sensitive to market movements. The leveraged investment techniques that the Convertible Plus Fund employs could cause investors in the Convertible Plus Fund to lose more money in adverse environments. Leverage may result in the creation of a liability that requires the Convertible Plus Fund to pay interest or fees, which may be greater than the income or gain received by the Convertible Plus Fund from the securities purchased with leverage proceeds.

Derivative Transactions – The Funds may enter into total return swaps. Total return swaps are agreements that provide the Funds with a return based on the performance of an underlying asset, in exchange for fee payments to a

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash at the end of each month or when the amount due to or from the Funds exceeds $500,000. The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Each Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Funds’ overall return) by replacing it with the impact of market exposure based upon the Funds’ own investment holdings. The Funds record fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The Funds value the total return swaps in which they enter based on a formula of the underlying asset’s nightly value, U.S. Dollar-1-Month London Interbank Offered Rate-British Banker’s Association (USD-1M LIBOR-BBA) and an annual fee or various agreed upon inputs.

Offsetting of Financial Assets and Derivative Assets and Liabilities – International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Funds and the derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Fund and the derivative counterparty.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by counterparty, the return of collateral with market value in excess of the Funds’ net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative.

During the year ended October 31, 2020, the Funds invested in total return swaps. The total return swaps can be found on the Statements of Assets and Liabilities under receivable for open swap contracts. At October 31, 2020, there were no open swap contracts. For the year ended October 31, 2020, the net realized gain (loss) on swaps was $453,780 for the Convertible Bond Fund, $(12,258) for the Convertible Plus Fund and $(12,240) for the Intermediate Bond Fund which can be found on the Statements of Operations.

The average notional value of total return swaps that the Funds invested in during the year ended October 31, 2020 was $9,529,463 for the Convertible Bond Fund and $957,030 for the Convertible Plus Fund and $1,666,138 for the Intermediate Bond Fund.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio.  If such a decline occurs, a put option will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises or declines sufficiently, the option may expire worthless to a Fund.  In addition, in the event that the price of the security or index in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

During the year ended October 31, 2020, the Miller Convertible Plus Fund held option contracts subject to equity price risk. The fair value of these option contracts as of October 31, 2020 was $3,827,240, and is included in Investments in Securities at Fair Value on the Statements of Assets and Liabilities. For the year ended October 31, 2020, the amount of unrealized appreciation and realized gain (loss) on purchased options contracts subject to equity price risk as included in the Statements of Operations amounted to $261,845 and $0, respectively. During the year ended October 31, 2020, the Miller Convertible Bond Fund and Miller Intermediate Bond Fund did not hold options.

The notional value of the derivative instruments outstanding as of October 31, 2020 as disclosed in the Schedule of Investments for Miller Convertible Plus Fund serves as an indicator of the volume of derivative activity during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted or amortized over the life of the respective securities.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Funds based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Funds.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open fiscal year ends October 31, 2017 through October 31, 2019, or expected to be taken in the Funds’ current fiscal year end returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Massachusetts. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The activities of the Funds are overseen by the Board. Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% for the Convertible Bond Fund and the Intermediate Bond Fund of the average daily net assets of each respective Fund. The Convertible Plus Fund pays the Adviser an annual rate of 0.95% (1.95% prior to November 1, 2019) of the average daily managed assets, which is equal its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings. For the year ended October 31, 2020, the Adviser earned advisory fees of $5,265,652, $1,530,244 and $717,171 for the Convertible Bond Fund, Convertible Plus Fund and the Intermediate Bond Fund, respectively.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”), has contractually agreed to reduce its fees and/or absorb expenses of the Convertible Plus Fund and the Intermediate Bond Fund, at least until February 28, 2021, to ensure that net annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.95% of the Convertible Plus Fund’s average daily net assets for Class I shares and 0.95% of the Intermediate Bond Fund’s average daily net assets for Class I shares. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation during the 36 month period following such waiver or reimbursement. The potential recoupment amounts will be the lesser of: (i) the expense cap in effect at the time of the fee waiver/recoupment; or (ii) the expense cap in effect at the time of recapture. For the year ended October 31, 2020 the Adviser waived fees of $101,168 for the Intermediate Bond Fund and recouped expenses of $426,136 from the Convertible Plus Fund.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

As of October 31, 2020, the following amounts are subject to recapture by the Advisor by October 31 of the following years:

	2021	2022	2023
Convertible Plus Fund	$1,563,016	$1,377,852	$—
Intermediate Bond Fund	167,216	209,060	101,168

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of each Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Convertible Bond Fund’s Class A shares and Class C shares pay 0.50% and 1.00%, respectively, per year of its average daily net assets for such distribution and shareholder service activities under the Plan. For the year ended October 31, 2020, the 12b-1 fees accrued amounted to $295,579 and $592,365 for the Convertible Bond Fund’s Class A shares and Class C shares, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2020, the Distributor received $82,243 in underwriting commissions for sales of Class A shares, of which $8,856 was retained by the principal underwriter or other affiliated broker-dealers for the Convertible Bond Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Trust is also an officer of NLCS.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Trustee Fees - Each Trustee who is not affiliated with the Trust or the Adviser receives an annual retainer fee of $55,000, as well as $15,000 for one annual in-person meeting and $8,000 for all meetings conducted by telephone. Any additional as needed meetings, either in person or by telephone are covered by the retainer fee. The trustee, who is chair of the Audit Committee, receives an additional payment of $1,000 as an annual retainer fee for serving in that capacity. None of the Trustees who are affiliated with the Trust receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended October 31, 2020, amounted to $638,712,998 and $750,000,141, respectively, for the Convertible Bond Fund, $200,247,153 and $219,924,882, respectively, for the Convertible Plus Fund and $92,724,171 and $107,890,880, respectively, for the Intermediate Bond Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the year ended October 31, 2020, amounted to $67,987,340 and $79,191,160, respectively, for the Convertible Bond Fund, $6,958,164 and $7,334,375 respectively, for the Convertible Plus Fund and $29,080,383 and $56,462,346, respectively, for the Intermediate Bond Fund.

5.	LINE OF CREDIT

The Convertible Plus Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Convertible Plus Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed, with an exception it expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

total assets (including the amount borrowed). The Convertible Plus Fund has entered into a line of credit agreement with Barclays Bank PLC, which permits the Convertible Plus Fund to borrow at a rate, per annum, equal to 1.15% plus the 3 month LIBOR rate to be paid quarterly. There is also an annual commitment fee. During the year ended October 31, 2020, the Convertible Plus Fund recorded $1,159,010 in interest expense on the line of credit. Average borrowings and the average interest rate during the year ended October 31, 2020, were $46,166,120 and 2.43%, respectively. The largest outstanding amount borrowed during the period was $57,000,000. The balance on the line of credit as of October 31, 2020 was $53,000,000 and the amount of the commitment is $60,000,000. The interest rate as of October 31, 2020 was 1.38%. The line of credit is recorded at cost on the statement of assets and liabilities. As of October 31, 2020, fair value of the line of credit approximates cost; fair value of the line of credit is estimated using level 2 inputs in the fair value hierarchy.

6.       AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at October 31, 2020 were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Convertible Bond Fund	$690,333,635	$60,323,569	$(21,561,974)	$38,761,595
Convertible Plus Fund	161,824,561	13,063,141	(3,924,572)	9,138,569
Intermediate Bond Fund	73,302,704	4,635,119	(1,412,879)	3,222,240

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

For the year ended October 31, 2020:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$20,530,363	$—	$—	$20,530,363
Convertible Plus Fund	2,047,227	—	—	2,047,227
Intermediate Bond Fund	3,441,879	—	—	3,441,879

For the year ended October 31, 2019:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$28,594,932	$8,362,133	$—	$36,957,065
Convertible Plus Fund	5,069,329	1,739,042	—	6,808,371
Intermediate Bond Fund	4,170,631	1,149,743	—	5,320,374

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Convertible Bond Fund	$17,480,437	$26,150	$—	$—	$38,761,595	$56,268,182
Convertible Plus Fund	4,324,917	—	—	—	9,138,569	$13,463,486
Intermediate Bond Fund	1,895,068	—	(2,479,455)	(565,388)	3,222,240	$2,072,465

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

The difference between book basis and tax basis distributable earnings and unrealized appreciation is primarily attributable to income on contingent convertible debt securities, 1256 option contracts, Section 305(c) deemed dividend distributions, and the tax deferral of losses on wash sales.

At October 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Convertible Bond Fund	$—	$—	$—	$19,181,285
Convertible Plus Fund	—	—	—	4,946,332
Intermediate Bond Fund	1,021	618,434	479,455	52,589

Permanent book and tax differences, primarily attributable to tax adjustments for equalization debits resulted in reclassification for the year ended October 31, 2020 as follows:

	Paid	Total
	In	Distributable
	Capital	Earnings (Losses)
Convertible Bond Fund	$1,008,963	$(1,008,963)
Convertible Plus Fund	66,226	(66,226)
Intermediate Bond Fund	—	—

8.	CROSS TRADES

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trust as well as certain other clients of the Adviser pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Funds from or to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. For the year ended October 31, 2020, the Funds engaged in cross-trades. The cost of security purchases and the proceeds from the sale of securities for the year ended October 31, 2020, amounted to $882,690 and $0, respectively, for the Convertible Bond Fund, $0 and $2,141,723, respectively, for the Convertible Plus Fund and $1,259,033 and $0, respectively, for the Intermediate Bond Fund. The realized loss from cross-trades for the year ended October 31, 2020 was $258,487 for the Convertible Plus Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Convertible Bond Fund	$—	$—	$—	$19,181,285
Convertible Plus Fund	—	—	—	4,946,332
Intermediate Bond Fund	861,021	1,618,434	2,479,455	52,589

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Miller Investment Trust and Shareholders of the

Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund (the “Funds”), including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the related statement of cash flows for the year then ended for Miller Convertible Plus Fund, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights of each of the Funds present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the results of its cash flows for the year then ended for Miller Convertible Plus Fund, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights of the Funds for each of the two years in the period ended October 31, 2017 were audited by other auditors whose report, dated January 12, 2018, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

December 17, 2020

We have served as the auditor of one or more Miller Funds investment companies since 2018.

Miller Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2020

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized	Expenses Paid During the
	Account	Ending Account	Expense	Period
	Value (5/1/20)	Value (10/31/20)	Ratio	(5/1/20 to 10/31/20)
Actual *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,144.80	1.48%	$ 7.98
Class I	$1,000.00	$1,147.60	0.98%	$ 5.29
Class C	$1,000.00	$1,141.40	1.98%	$10.66
Miller Convertible Plus Fund
Class I	$1,000.00	$1,194.30	2.59%	$14.29
Miller Intermediate Bond Fund
Class I	$1,000.00	$1,118.80	0.95%	$ 5.06
Hypothetical (5% return before expenses) *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,017.70	1.48%	$ 7.51
Class I	$1,000.00	$1,020.21	0.98%	$ 4.98
Class C	$1,000.00	$1,015.18	1.98%	$10.03
Miller Convertible Plus Fund
Class I	$1,000.00	$1,012.12	2.59%	$13.10
Miller Intermediate Bond Fund
Class I	$1,000.00	$1,020.36	0.95%	$ 4.82

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended October 31, 2020 (184) divided by the number of days in the fiscal year (366).

Renewal of the Investment Advisory Agreement between Review of 15(c) Materials and Approve Continuance of Management Agreement

At an in person meeting held October 27, 2020, the Board of Trustees (the “Board”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the Management Agreements between the Miller Investment Trust and Wellesley Asset Management, Inc. (the “Adviser”) with respect to the Miller Convertible Bond Fund (“Convertible Bond Fund”), Miller Convertible Plus Fund (“Convertible Plus Fund”) and Miller Intermediate Bond Fund (“Intermediate Bond Fund”) (each a “Management Agreement” and collectively the “Management Agreements”). In its consideration of the renewal of each Management Agreement, the Board including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

The Board relied upon each Trustee’s own business judgment in determining the material factors to be considered when evaluating the Management Agreements and the weight to be given to each factor. The Board based its conclusions on a comprehensive evaluation of all the information provided and not on any one factor exclusively. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreements. Matters considered by the Board, including the Independent Trustees, in connection with its approval of each Management Agreement included the following:

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the advisory services provided to each Fund. The Board considered information regarding the Adviser’s efforts in the area of compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the high level of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible bonds. The Board discussed the financial strength of the Adviser after reviewing financial information about it and concluded that it is satisfied that the Adviser continues to be in the position to deliver a high level of services to the Funds and their shareholders. The Board further concluded that the Adviser’s management team and the Adviser’s overall resources were adequate and that the Adviser has personnel with investment management skills who are more than capable to perform its duties under each Agreement.

Performance. The Trustees reviewed the performance of the Funds. It was noted that certain strategies were also used when and with different costs associated with providing advisory services to separately managed account and hedge fund clients but that such accounts were managed in part with key differences in strategies because of the regulatory constraints of the 1940 Act and IRS tax rules imposed on registered investment companies.

Convertible Bond Fund. The Board noted that for the one, three and five-year periods ended September 30, 2020, the Convertible Bond Fund had returns of 14.51%, 6.68% and 7.45%, respectively, underperforming its peer group averages of 30.29%, 15.47% and 14.00% for the one, three and five-year periods. Similarly, the Fund underperformed the “Convertibles” Morningstar Category averages of 25.70%, 12.21% and 11.98% for the one, three and five-year periods ended September 30, 2020. The Adviser attributed the Fund’s underperformance in this category in part to its focus on high quality attributes, and only buying convertible bonds in companies that are profitable and have high low levels of debt. It was also noted that convertible bonds from companies with lower quality earnings have generally outperformed other in the current low interest rate environment over the past five plus years. It was further noted that many of the convertible bond mutual funds in the peer group hold equities, convertible preferred shares, mandatory convertibles, long-dated issues that lack a put option, convertibles that significantly negative yield to put or maturity at acquisition, or other debt instruments which may increase their returns (and risk) relative to pure convertible bond strategy employed by the Fund. The Board noted that the Adviser generally avoids or limits “deep in the money” convertible bonds with high delta, and therefore may under-perform other convertible bonds funds that take greater risk during bull markets.

Convertible Plus Fund. The Board noted that for the one, three and five-year periods ended September 30, 2020, the Convertible Plus Fund had returns of 15.32%, 7.75% and 9.69%, respectively, underperforming the peer group average of 30.19%, 14.54% and 12.95% for the one, three and five-year periods ended September 30, 2020. Similarly, the Fund underperformed the “Convertibles” Morningstar Category average of 26.36%, 10.93% and 10.39% for the one, three and five-year periods ended September 30, 2020. The Board considered that the Adviser’s goal is for the Fund’s total return to out-perform its peer group over full market cycles. It was noted that the Adviser generally avoids or limits “deep in the money” convertible bonds with high delta, and therefore may under-perform other convertible bonds funds that take greater risk during bull markets. It was further noted that the Adviser expects that the Fund will out-perform its peer group during bear markets and the Fund’s use of leverage is unique in the convertible bond mutual fund space, greatly limiting the number of pure peer funds.

Intermediate Bond Fund. The Board noted that for the one, three and five-year periods ended September 30, 2020, the Intermediate Bond Fund had returns of 8.97%, 4.80% and 5.40%, respectively. It was noted that Intermediate Bond Fund outperformed the peer group average of 6.76% for the one-year period; however, slightly underperformed the peer group averages of 5.37% and 5.69% for the three and five-year periods. Similarly, it was noted that the Fund outperformed the Morningstar Category average of 8.16% for the one-year period; however, underperformed the Morningstar Category averages of 5.99% and 6.18% for the three and five-year periods ended September 30, 2020. The Adviser attributed the outperformance to the intermediate bond funds that have a greater concentration of investment grade bonds than and convertible bonds that comprise over 70% of the Fund’s portfolio. It was noted that it is the goal of the Adviser for the Fund to outperform its benchmark and peer group over full market cycles.

With respect to each of the Funds, the Board found that the Adviser continues to not deviate from its strategy to achieve favorable risk-adjusted returns throughout the stages of market cycles. The Adviser is pleased with the performance of the Funds, and the Board concluded that each Fund’s performance was reasonable, especially in light of the longest bull market in modern American history. It was further noted that the Fund generally has higher quality and generally less risky convertible bonds with shorter maturities than many of the peer funds, and that each fund had a lower five-year Sharpe ratio than both their peer average and Morningstar Category average.

Fees & Expenses. The Trustees reviewed the fees charged by the Funds, including reviewing the fees compared to the Funds’ respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts and a private fund with similar investment strategies and with different costs associated with providing advisory services to such clients.

Convertible Bond Fund. The Trustees noted that the Convertible Bond Fund’s advisory fee rate of 0.75% was higher than both the peer group average of 0.56% and Morningstar Category average of 0.60%. The Trustees further noted that the Convertible Bond Fund’s net expense ratio rate of 0.97% was higher than both the peer group average of 0.68% and Morningstar Category average of 0.74%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the more in-depth level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerable larger in terms of assets.

Convertible Plus Fund. The Trustees noted that the Convertible Plus Fund’s advisory fee rate of 1.42% was significantly higher than both the peer group average of 0.73% and Morningstar Category average of 0.78%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 3.61% was significantly higher than both the peer group average of 0.84% and Morningstar Category average of 1.19%. The Adviser asserted that the managing the Convertible Plus Fund is significantly more complex and requires more resources than managing the funds in the peer group. Additionally, the Trustees noted that the Convertible Plus Fund, unlike its peer funds, is the only fund in its peer group that is a leveraged convertible mutual fund and that the cost of leverage is a significant part of the net expense ratio. The Trustees further noted that the Fund’s net investment advisory fee was 0.95%. The Trustees accepted the Adviser’s recommendation and concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, noting the fact that certain peer funds were considerable larger in terms of assets.

Intermediate Bond Fund. The Trustees noted that the Intermediate Bond Fund’s fee rate of 0.75% was higher than both the peer group average of 0.44% and Morningstar Category average of 0.47%. The Trustees further noted that the Intermediate Bond Fund’s net expense ratio rate of 0.95% was higher than both the peer group average of 0.61% and Morningstar Category average of 0.64%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds, especially in light of the level and quality of services provided by the Adviser to the Fund and the fact that certain peer funds were considerable larger in terms of assets.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Funds. They stated that they will continue to review the Adviser’s projections for asset growth of each Fund over the next 12 months, and discussed the expense limitation agreement currently in place. Furthermore, the Board concluded that the size of each Fund had not reached sufficient size to result in material economies of scale and thus fee breakpoints were not appropriate at this time.

Profitability. The Trustees considered the expenses of the Adviser associated with managing each Fund, and reviewed the profits realized by the Adviser with respect to each Fund, and took into consideration other benefits to the Adviser. The Board found the profit earned by the Adviser with respect to each Fund to be acceptable and not unreasonable or excessive. Based on financial information provided by the Adviser, the Board also found that the Adviser was in a strong position to continue to provide the high level and quality of services that it currently provides to the Funds.

Other Factors. The Trustees noted no material compliance issues or litigation concerns. They also concluded that shareholders continue to receive a high level of services from the Adviser and other service providers of the Trust.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements, the Board, including all of the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable and approved the continuance of the respective Management Agreements and the advisory fees thereunder as in the best interest of each Fund and its shareholders.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on April 22, 2020 (the “Meeting”) to review the liquidity risk management program (the “Program”) established for the Funds. The Funds have adopted and implemented the Program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The Board appointed Wellesley Asset Management, Inc., the investment adviser to the Funds, the program administrator for the Funds’ Program. The Adviser has delegated oversight of the Program to the Liquidity Risk Management Program Committee (the “Committee”).

At the Meeting, the Board was provided with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through November 30, 2019 (the “Program Reporting Period”).

The Report stated that the Committee concluded that based on how it functions, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. The Report noted that during the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information and other factors as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). The Report further provided that the Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2020, the Committee reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented. There were no material changes to the Program during the Program Reporting Period.

Miller Funds
TRUSTEES AND OFFICERS (Unaudited)	October 31, 2020

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The term of office of each Trustee listed below will continue indefinitely.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Retired. Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – December 31, 2018) (commercial and investment real estate lending).	3	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 –Present).	3	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); Principal, Jewish National Fund (2012 – Present)	3	Board of Directors JNF New England (2012-Present)

Miller Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)	October 31, 2020

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Asset Management, Inc. (1991 – Present) (registered investment advisory firm) Director, New England Investment Properties (September 2012 – December 2016)	3	None
Michael Miller 1983	Secretary, Treasurer Since 2019	President, Chief Investment Officer and Co-Portfolio Manager (October 2019 - Present) and Co-Portfolio Manager & Vice President, (March 2010 – October 2019), Wellesley Asset Management, Inc. (registered investment advisory firm).	3	N/A
Brian Privor 1973 80 Arkay Drive Hauppauge, NY 11788	Chief Compliance Officer Since 2019	President (October 2019 – Present), Chief Regulatory Officer (May 2018 – September 2019), Northern Lights Compliance Services, LLC, (provides CCO services to mutual funds), Senior Counsel, U.S. Senate, Judiciary Committee (2017 - 2018), Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (2010-2017).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the three Funds offered in the Prospectus.

***	Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

PRIVACY notice

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Miller Investment Trust does not jointly market.

MILLER FUNDS

Advisor	Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street, Suite 310
Wellesley, MA 02481

Distributor	Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Legal Counsel	Thompson Hine LLP
1919 M Street, N.W. – Suite 700
Washington, DC 20036

Transfer Agent	Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Custodian	Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 877-441-4434.

Miller Funds • 4221 North 203rd St. •Suite 100 • Elkhorn, NE 68022
877-441-4434

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2020 $111,390

FY 2019 $108,150

(b)	Audit-Related Fees

FY 2020 $ None

FY 2019 $ None

(c)	Tax Fees

FY 2020 $ 16,475

FY 2019 $ 15,675

(d)	All Other Fees

FY 2020 $ 0

FY 2019 $ 0

The above "Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the registrant audit or the review of the registrant's financial statements and that are not reported under Audit Fees.

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2020 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$ None	$ None
FY 2019	$ None	$ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2019.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. (a) Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)       The President and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Sarbanes Oxley Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/ Greg Miller

Greg Miller, President

Date 12/16/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

Greg Miller, President and Treasurer

Date 12/16/20

By (Signature and Title)

/s/Michael Miller

Michael Miller, Treasurer

Date 12/16/20